del Rey Global Investors Funds

del Rey Monarch Fund

SUPPLEMENT DATED FEBRUARY 28, 2011 TO PROSPECTUS

DATED JANUARY 31, 2011

Effective immediately, the information contained in the prospectus is changed to reflect the following:

A subscription period for Class A Shares and Institutional Shares of the Fund will end on March 14, 2011, unless extended. It is expected that the Fund will begin operating on March 15, 2011. The public offering price of Class A Shares and Institutional Shares of the Fund during the subscription period is $15.00 per share.